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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MARCH 9, 2005
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

                                ----------------

                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

                  OHIO                                          13-1955943
     (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                         Identification No.)

          37 WEST BROAD STREET                                     43215
             COLUMBUS, OHIO                                     (Zip Code)
(Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


     Effective March 9, 2005, Lancaster Colony Corporation (the "Company"), pursuant to its previously announced share repurchase program, purchased 230,000 shares of common stock from the Estate of Dorothy B. Fox (the "Estate") at a price per share of $42.634, which is equal to the average closing price of the Company's common stock over the ten (10) trading days beginning February 23, 2005, as adjusted to reflect the effects of the Company's previously declared dividend. Robert L. Fox, a Director of the Company, serves as executor of the Estate.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LANCASTER COLONY CORPORATION
                                            ----------------------------
                                                   (Registrant)

Date: March 14, 2005                        By: /s/ JOHN L. BOYLAN
                                                -----------------------------
                                                   John L. Boylan
                                                   Treasurer, Vice President,
                                                   Assistant Secretary and
                                                   Chief Financial Officer
                                                   (Principal Financial
                                                   and Accounting Officer)